UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 27, 2011

Boston Private Financial Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ten Post Office Square, Boston, Massachusetts 02109

(Address of principal executive offices)

(617) 912-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2011, Boston Private Financial Holdings, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved a proposal to approve the Annual Executive Incentive Plan (the “Plan”). The Company’s executive officers that are subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, are eligible to receive awards under the Plan subject to the satisfaction of performance objectives. A full description of the Plan can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 21, 2011 (the “Proxy Statement”), which description is incorporated herein by reference. A copy of the Plan is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, Deborah F. Kuenstner and William J. Shea were elected as Class II directors to hold office for a term of three years or until their successors are duly elected and qualified, or until their earlier death, resignation or removal from office. In addition, at the meeting, the stockholders approved (a) a proposed non-binding resolution regarding the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, (b) a proposal to approve the Company’s Annual Executive Incentive Plan, (c) a proposal to select the frequency of future stockholder votes to approve the compensation of named executive officers and (d) a proposed non-binding stockholder resolution requesting the Board of Directors to take steps necessary to eliminate the classification of terms of the directors and to require that directors are elected on an annual basis.

The voting results of the director elections, the Annual Executive Incentive Plan, executive compensation proposal, frequency of stockholder votes on executive compensation and proposal for the Board of Directors to eliminate the classification of terms of the directors are set forth below.

(1) Each director was elected by the following tabulation:

Director Nominee	For	Withheld	Broker Non-Votes
Deborah F. Kuenstner	59,783,638	2,272,959	0
William J. Shea	61,268,702	787,895	0

(2) A proposal regarding the Company’s Annual Executive Incentive Plan:

For	Against	Abstain	Broker Non-Votes
60,829,056	1,086,053	141,488	0

(3) A non-binding resolution regarding the compensation of the Company’s named executive officers was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
48,680,747	11,636,824	1,739,026	0

(4) A proposal to determining the frequency of future stockholder votes to approve the compensation of named executive officers:

1 Year	46,120,309
2 Years	156,146
3 Years	14,085,951
Abstain	1,694,191
Broker Non-Votes	0

(5) A proposed non-binding stockholder resolution requesting the Board of Directors to take steps necessary to eliminate the classification of terms of the directors and to require that directors are elected on an annual basis:

For	Against	Abstain	Broker Non-Votes
44,858,454	17,063,444	134,699	0

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Annual Executive Incentive Plan of Boston Private Financial Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

By:	/s/ DAVID J. KAYE
Name:	David J. Kaye
Title:	Chief Financial Officer

Date: May 2, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Annual Executive Incentive Plan of Boston Private Financial Holdings, Inc.